THE ADVISORS’ INNER CIRCLE FUND II

RQSI GAA Systematic Global Macro Fund (the “Fund”)

Supplement dated October 18, 2018 to the

Fund’s Prospectus and Statement of Additional Information (the “SAI”),

each dated March 1, 2018

This supplement provides new and additional information beyond that contained in the Prospectus and SAI, and should be read in conjunction with the Prospectus and SAI.

Effective immediately, Ramsey Quantitative Systems, Inc., the investment adviser to the Fund, has voluntarily agreed to waive its management fee for the Fund. Accordingly, the Prospectus and SAI are hereby amended and supplemented as follows:

1.	The following paragraph is added as a new fourth paragraph of the “Investment Adviser” section of the Prospectus:

The Adviser has voluntarily agreed to waive the management fee to which it is entitled (the “voluntary fee waiver”). The Adviser intends to continue this voluntary fee waiver until further notice, but may discontinue all or a portion of the voluntary fee waiver at any time.

2.	The following paragraph is added as a new second paragraph of the “The Adviser - Advisory Fees Paid to the Adviser” section of the SAI:

For the RQSI GAA Systematic Global Macro Fund, the Adviser has voluntarily agreed to waive the management fee to which it is entitled (the “voluntary fee waiver”). The Adviser intends to continue this voluntary fee waiver until further notice, but may discontinue all or a portion of the voluntary fee waiver at any time.

Please retain this supplement for future reference.

RQS-SK-002-0100